UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 2, 2017

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of David L. Richter

On May 2, 2017, David L. Richter, Chief Executive Officer and Director of Hill International, Inc. (the “Company”), notified the Company of his decision to resign from his positions as Chief Executive Officer and as a member of the Board of Directors (the “Board”) of the Company, effective on May 3, 2017.

Separation Agreement with David L. Richter

The Company and Mr. Richter have entered into a Separation Agreement and General Release of Claims, dated May 2, 2017 (the “Separation Agreement”). Among other matters, the Separation Agreement provides as follows:

•                                          Mr. Richter will receive $3,300,000 in severance which will be paid as follows: (i) $1,100,000 as of the date of the Effective Date (as defined in the Agreement) and (ii) $2,200,000 payable in equal installments over a period of two years from the Effective Date.

•                                          The Company will pay COBRA premiums for health care coverage substantially similar to Mr. Richter’s current coverage for a period of 18 months.  The Company will also pay $20,000 on the Effective Date to be used to defray the cost of future health care coverage.

•                                          Mr. Richter will receive the right to continue to use one vehicle currently provided to him by the Company until September 1, 2017, with the Company remaining responsible for related costs until such date.  Mr. Richter will receive title to the other vehicle currently provided to him by the Company.

•                                          The Company agrees to accelerate the vesting of all options granted to Mr. Richter under the Company’s 2006 Employee Stock Option Plan.  In addition, the Separation Agreement provides for amendments to the terms applicable to certain of Mr. Richter’s options so that all portions of Mr. Richter’s options that were vested as of the Effective Date will remain exercisable until May 3, 2018.

•                                          Mr. Richter will receive approximately $256,000 related to accrued vacation.

•                                          The Company will reimburse Mr. Richter for up to $20,000 in legal fees related to the Separation Agreement.

In exchange for the above benefits and a general release by the Company, Mr. Richter executed a release and waiver of claims in favor of the Company and its affiliates (such release to become effective upon expiration of the applicable revocation period).  Pursuant to the Separation Agreement, Mr. Richter agrees to not compete with the Company or solicit the Company’s customers or employees for a period of two years.  The Company will be entitled to injunctive relief for any breach of an obligation under the Separation Agreement by Mr. Richter.

The foregoing summary of the Separation Agreement is not complete and is qualified in its entirety by the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Mr. Richter’s resignation is not due to any disagreement with the Company.

The Company has commenced a search for a successor to Mr. Richter as Chief Executive Officer.  Effective as of the date of Mr. Richter’s resignation, Paul J. Evans, age 49, a member of the Board, will commence serving as the Interim Chief Executive Officer of the Company and is expected to serve in such capacity until a successor for Mr. Richter is appointed. From 2012-2015, Mr. Evans served as Vice President, Chief Financial Officer and Treasurer of MYR Group, and President of MYR Real Estate Company.  From 2010-2011, Mr. Evans was Chief Executive Officer of Conex Energy Corporation, a privately-held company that developed renewable energy projects.  From 2002-2009, Mr. Evans served as Treasurer and Corporate Officer of NorthWestern Energy, a multi-state utility that provides electricity and natural gas.  Prior to NorthWestern Energy, Mr. Evans held corporate operational finance positions at Duke Energy North America, NRG Energy, and McLane Company, Inc.  Mr. Evans is a Certified Public Accountant and holds a B.B.A. in Accounting from Stephen F. Austin State University and Masters of International Management from Thunderbird School of Global Management.

The Company is currently considering compensation terms for Mr. Evans.

Additionally, effective May 3, 2017, the Board made the following other changes to its corporate governance: (i) the Board reduced its size from ten members to nine; (ii) Craig L. Martin was appointed as Executive Chairman; (iii) the Board established an Office of the Chairman which has such authority as may be delegated by the Board from time to time; as of the date of this proxy statement, the Office of the Chairman is comprised of our Executive Chairman, Craig L. Martin, our Interim Chief Executive Officer and director, Paul J. Evans, our President and Chief Operating Officer and a director, Raouf S. Ghali, and our Executive Vice President and General counsel, William H. Dengler, Jr.; (iv) the Board reconstituted its Audit Committee to consist of Brian W. Clymer (Chair), Alan S. Fellheimer and Charles M. Gillman; and (vi) the Board reconstituted its Compensation Committee to consist of Steven R. Curts (Chair), Alan S. Fellheimer and David Sgro.

A copy of the Company’s press release regarding these events is filed as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Separation Agreement and General Release of Claims, dated May 2, 2017, by and between David L. Richter and the Company.
99.1	Press Release, dated May 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
Dated: May 4, 2017	Title:	Executive Vice President and General Counsel